SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant  [ X ]
Filed by a party other than the registrant

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ALGIERS BANCORP, INC.
         (Name of Registrant as Specified in Its Charter)


   (Name of Person(a) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [ ] No Fee Required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed minimum aggregate value of transaction:

       5) Total fee paid:

   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.
       1) Amount previously paid:

       2) Form, Schedule or Registration No.:

       3) Filing Party:

       4) Date Filed:


                            ALGIERS BANCORP, INC.
                          # 1 Westbank Expressway
                        New Orleans, Louisiana 70114
                             (504) 367 - 8221



                              June 17, 1999


To Our Stockholders:

        You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Algiers Bancorp, Inc. The meeting will be held at the Main Office located at # 1 Westbank Expressway, New Orleans, Louisiana 70114, on Thursday, July 15, 1999 at 10:00 a.m., C.D.T.

        The Notice of Annual Meeting and Proxy Statement accompanying this letter describe in detail the formal business to be acted upon at the meeting, including the election of one director, the ratification of the appointment of the Company's independent auditors and such other business as may properly come before the meeting or any adjournment thereof.

        The Board has nominated Hugh E. Humphrey, III for election to the Board and urges you to vote for his election.

        It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

        Your continued support of and interest in Algiers Bancorp, Inc. are sincerely appreciated.

                                      Sincerely,


                                      /S/ Hugh E. Humphrey, Jr.
                                      ---------------------
                                      Hugh E. Humphrey, Jr.
                                      Chairman of the Board,
                                      President and Chief Executive Officer


                            ALGIERS BANCORP, INC.
                           # 1 Westbank Expressway
                        New Orleans, Louisiana 70114
                           (504) 367 - 8222


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To Stockholders of Algiers Bancorp, Inc.:

        The annual meeting of stockholders of Algiers Bancorp, Inc. (the "Company") will be held at the Company's Main Office located at # 1 Westbank Expressway, New Orleans, Louisiana 70114 at 10:00 a.m., local time, to consider and take action upon the following matters:

       1. To elect one director to hold office for three years or until his successor has been elected and qualified;

       2. To ratify the appointment of LaPorte, Sehrt, Romig & Hand, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1999; and

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

       Only holders of record of the Company's Common Stock at the close of business on June 10, 1999, are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                     By Order of the Board of Directors



                                     /S/ Hugh E. Humphrey, Jr.
                                     ---------------------
                                     Hugh E. Humphrey, Jr.
                                     Chairman of the Board,
                                     President and Chief Executive Officer



New Orleans, Louisiana
June 17, 1999


                            ALGIERS BANCORP, INC.
                           # 1 Westbank Expressway
                         New Orleans, Louisiana 70114


                              PROXY STATEMENT


       This Proxy Statement is furnished to holders of common stock, par value $.01 per share ("Common Stock"), of Algiers Bancorp, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors (the "Board") of proxies for use at the annual meeting o f stockholders of the Company to be held on July 15, 1999, at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Annual Meeting"). This Proxy Statement is first being mailed to stockholders on or about June 17, 1999.

       Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

       The enclosed may be revoked at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which the stockholder votes in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

                         VOTING AND REQUIRED VOTES

       Only stockholders of record at the close of business on June 10, 1999 ("Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 522,884 shares of Common Stock issued and outstanding, and
the  Company  had  no  other  class  of  equity securities outstanding.   Each
share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting, except that shares owned by Tontine Financial Partners, L.P. in excess of 10% of the outstanding Common Stock cannot be voted at the Annual Meeting. See "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management."

       Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Because of the required vote, abstentions will have the effect of a
vote against this proposal.   Under rules applicable to broker-dealers, the
proposals regarding the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a result, there will not be any "broker non-votes" on the two proposals.



                                PROPOSAL ONE:
                            ELECTION OF DIRECTORS

General

       The Bylaws of the Company presently provide that the Board of Directors shall consist of five members. The Articles of Incorporation of the Company require that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director, and no director or nominees for director is related to any other director, nominees for director or executive officer of the Company by blood, marriage or adoption, except that Hugh E. Humphrey, Jr.
is the father of  Hugh E. Humphrey, III.

       Unless otherwise directed, each proxy executed and returned by a stock-holder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why either of the nominees listed below may not be able to serve as a director if elected.

          Information about Nominee, Directors and Executive Officers

       The following table provides certain information, as of June 1, 1999, with respect to the director nominee, each other director whose term will continue after the Annual Meeting and each executive officer of the Company.

                                    Principal Occupation and Directorships            Director      Term
      Nominee            Age              in Other Public Corporations                Since(1)    Expiring
      -------            ---     --------------------------------------------------   --------    --------
Hugh E. Humphrey, III    47      Director; Secretary and Treasurer of the Company       1984        2002
                                 since 1996 and of the Association since 1984; also
                                 the compliance officer and loan officer of the
                                 Association since 1990.

   Other Directors
   ---------------

Hugh E. Humphrey, Jr.    73      Chairman of the Board, President and Chief Executive   1963        2000
                                 Officer of the Company since 1996, President of the
                                 Association since 1969 and  Chief  Executive Officer
                                 of the Association since 1984.


Thomas M. Arnold, Sr.    55      Director, Assessor, Orleans Parish, Louisiana          1997        2000

Thu Dang                 55      Director; Self-employed  realtor  with Real Estate     1991        2001
                                 Showcase in New Orleans, Louisiana  since  1978 and
                                 owner of Marco  Polo  Travel,  Inc.  in  Gretna,
                                 Louisiana since 1994.


John H. Gary, III        41      Director; President of Gary Enterprises, Inc., a       1991        2001
                                 convention promoter in New Orleans, Louisiana since
                                 1988.


    Executive Officer
    -----------------

Francis M. Minor, Jr.    55      Chief Financial Officer of the Company and of the
                                 Association since 1997. Field Accountant - Gibbs
                                 Construction  Co.  Sales  -  Delta  Power.   Self
                                 employed.


----------------
(1)     Includes service as a director of the Association.



                              -----------------

Stockholder Nominations

       Article 6.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made in compliance with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. The Articles of Incorporation set forth specific requirements with respect to stockholder nominations.

Board of Directors Meetings and Committees

       Regular meetings of the Board of Directors are held on at least a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. During 1998, the Board of Directors held twelve meetings. During 1998, each director attended at least 75 percent of the aggregate number of meetings held during 1998 of the Board and committees of which he was a member.

       The full Board of Directors of the Company serves as the Nominating Committee and met once during 1998 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company.
Article 6.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations. If such stockholder nominations are properly made, ballots will be provided at the Annual Meeting bearing the name of a stockholder's nominee or nominees.

       The Board of Directors has an Audit Committee but does not have a compensation committee. The Audit Committee, whose current members are Messrs. Dang, Gary and Arnold, reviews (i) the independent auditors' reports and results of their examination, subject to review by and with the entire Board of Directors, (ii) the internal audit function, which is under the control of and reports directly to the Audit Committee, and (iii) the examination reports of the federal banking agencies and other regulatory reports, subject to review by and with the entire Board of Directors. The Audit Committee met twelve times during 1998.

Compensation of Directors

       Each non-employee director receives $300 for each Board meeting attended. For committee meetings, non-employee directors receive $30 per meeting. Directors who are also officers of the Company do not receive any fees for Board or committee meetings.

                              -----------------


Principal Stockholders

      The following table sets forth, as of April 20, 1999, certain information regarding the beneficial ownership of Common Stock of (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company and the Association as a group.


                                              Number of         Percent
        Name of Beneficial Owner              Shares(1)         of Class
        ------------------------              ---------         --------
Algiers Bancorp, Inc.                          51,842(2)         10.02%
  Employee Stock Ownership Plan Trust
  # 1 Westbank Expressway
  New Orleans, Louisiana 70114
First Financial Fund, Inc.                     34,600(3)          6.69%
  Gateway Center Three
  100 Mulberry Street, 9th Floor
  Newark, New Jersey  07102
Tontaine Financial Partners, L.P.              60,900(4)         11.77%
  Tontaine Overseas Associates, L.L.C.
  200 Park Avenue, Suite 3900
  New York, New York 10166
Directors:
  Hugh E. Humphrey, Jr.                         27,119(5)         5.24%
  Thomas M. Arnold, Sr.                            170(6)           *
  Thu Dang                                       2,570(7)(8)        *
  John H. Gary, III                             15,070(8)(9)      2.91%
  Hugh E. Humphrey, III                          6,141(10)        1.19%
All directors and executive
  officers of the as a group (6 persons)        51,210(11)        9.90%

-------------------
*   Less than 1 percent.

(1) Based upon filings made pursuant to the 1934 Act and other information known to the Company. For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

(2) The Algiers Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Algiers Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Humphrey, III and Dang, who act as trustees of the plan ("Trustees"). As of February 17, 1999, 37,977 shares of Common Stock held in the Trust were unallocated and 13,865 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors and executive officers who serve as trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust, except for the shares actually allocated to the accounts of the executive officers.

(3) Wellington Management Company, LLP, whose business address is located at 75 State Street, Boston, Massachusetts 02109, is an investment advisor to First Financial Fund, Inc. and claims shared dispositive power with respect to the shares owned by First Financial Fund, Inc.

(4) Of the shares shown, 38,200 shares or 6.29% are owned of record by Tontine Financial Partners, L.P. ("TFP"), and 22,700 shares or 3.74% are beneficially owned by Tontine Overseas Associates, L.L.C. ("TOA"). TFP is a Delaware limited partnership, and Tontine Management, L.L.C. ("TM") is a Delaware limited liability company and a partner of TFP. TOA is a Delaware limited liability company which serves as investment manager to TFP Overseas Fund, Ltd. ("TFPO"), a Cayman Islands company, which directly owns the 22,700 shares attributable to TOA. Jeffrey L. Gendell is the Managing Member of both TM and TOA. The business address of TFP, TOA, TM and Mr. Gendell is the address shown in the table, while the address of TFPO was not disclosed. Pursuant to Article 10.C of the Company's Articles of Incorporation, if these entities continue to own more than 10% of the outstanding Common Stock on the Record Date, the excess shares will not be able to be voted.

(5) Includes 9,335 shares held by Mr. Humphrey's spouse, which shares may be deemed to be beneficially owned by Mr. Humphrey, 2,504 shares allocated to Mr. Humphrey's account in the Company's ESOP, and 140 shares which Mr. Humphrey has the right to acquire within 60 days pursuant to the Company's Management Retention and Recognition Plan.

(6) Includes 35 shares which Mr. Arnold has the right to acquire within 60 days pursuant to the Company's Management Retention and Recognition Plan.

(7) Includes 35 shares which Mr. Dang has the right to acquire within 60 days pursuant to the Company's Management Retention and Recognition Plan.

(8)  All shares are owned jointly with the named person's spouse.

(9) Includes 35 shares which Mr. Gray has the right to acquire within 60 days pursuant to the Company's Management Retention and Recognition Plan.

(10) Includes 887 shares held by Mr. Humphrey's IRA, 1,000 shares for which Mr. Humphrey is the trustee for his minor daughter, 1,974 shares allocated to Mr. Humphrey's account in the Company's ESOP, and 140 shares which Mr. Humphrey has the right to acquire within 60 days pursuant to the Company's Management Retention and Recognition Plan.

(11) See footnotes (2), (5), (6), (7), (9) and (10).


                              -----------------

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the year ended December 31, 1998.



                            EXECUTIVE COMPENSATION

Executive Compensation

        The following table sets forth the compensation paid by the Association for services rendered in all capacities during the periods indicated to the President and Chief Executive Officer of the Association.


                                                                           Long Term
                                            Annual Compensation          Compensation
                                       ----------------------------    Restricted Stock     All Other
Name and Principal Position     Year    Salary    Bonus   Other(1)        Awards(2)      Compensation(3)
                                ----    ------    -----   -----        -----------------  ---------------
Hugh E. Humphrey, Jr.,          1998    $53,760    --     $ --              $9,975           $27,544
Chairman of the Board,          1997     53,760    --       --                 --             13,790
President and Chief Executive   1996     52,260   2,090     --                 --              6,070
Officer

________________
(1) Annual compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Humphrey. The costs to the
Association of providing such benefits did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of such executive officer.

(2) Represents the value on May 1, 1998, the date of grant, of 700 shares of restricted stock awarded to Mr. Humphrey under the Company's Management Retention and Recognition Plan. Under this Plan, all such shares vest in equal 20% increments on the date of grant and each of the next four anniversaries of the date of grant. Prior to vesting, recipients of shares under the Plan are entitled to vote, and to receive dividends in respect of, shares awarded under the Plan.

(3) Represents the value of the 2,504, 985 and 435 shares allocated to Mr. Humphrey's account under the ESOP for the years ending December 31, 1998, 1997 and 1996, respectively.
                            ____________________


Employment Agreements

        The Company and the Association (collectively, the "Employers") entered into an employment agreement with Mr. Humphrey in connection with the Conversion. The Employers have agreed to employ Mr. Humphrey for a term of three years in his current position at an initial salary of $53,760. At least 30 days prior to each annual anniversary date of the employment agreement, the Boards of Directors of the Company shall determine whether or not to extend the term of the agreement for an additional one year. Any party may elect not to extend the agreement for an additional year by providing written notice at least 30 days prior to any annual anniversary date. Mr. Humphrey's agreement has been extended to July 7, 2001.

        The employment agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Mr. Humphrey will be entitled to a cash severance amount equal to three times his average annual compensation over his most recent five taxable years. In addition, Mr. Humphrey will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer, whichever occurs first.

        A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

        The employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Parachute payments generally are payments equal to or exceeding three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

        The Employers have also entered into similar employment agreements with Mr. Humphrey, III, except that the agreement with Mr. Humphrey, III only has a one-year term renewing annually. Although the employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Employee Stock Ownership Plan

        The Company established the ESOP for employees of the Company and the Association effective January 1, 1996. Full-time employees of the Company and the Association who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 18 are eligible to participate in the ESOP.

        As part of the Conversion, in order to fund the purchase of up to 8% of the Common Stock issued in the Conversion, the ESOP borrowed funds from the Company in an amount equal to 100% of the aggregate purchase price of the Common Stock acquired by the ESOP. The loan to the ESOP is being repaid principally from the Company's and the Association's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The loan to the ESOP bears a fixed interest rate of 8.25%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

        Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures are reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants vest in their right to receive their account balances within the ESOP at the rate of 20% per year starting with the completion of one year of service and are 100% vested upon the completion of five years of service. Credit is given for years of service with the Association prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

        Messrs. Dang and Humphrey, III serve as trustees of the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given.

        Generally accepted accounting principles ("GAAP") require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP is borrowing from the Company, such obligation is not treated as a liability, but the amount of the borrowing is deducted from stockholders' equity. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the ESOP participants.

        The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Certain Transactions

        Mr. Humphrey, Jr., the President and Chief Executive Officer of the Association, and his wife own the Association's main office building and lease the building to the Association. Prior to April 1, 1996, the lease was for a 30-year term expiring in September 1997, and the rent was $33,000 per year, subject to increase to $82,000 per year at the discretion of Mr. Humphrey, Jr. Effective April 1, 1996, the Association entered into a new 10-year lease with Mr. Humphrey, Jr. and his spouse, and the rent is $45,000 for the first five years of the new lease. The rent will increase during the second five years of the new lease at a rate equal to the rate of increase in the consumer price index, but the rent will not decrease if the consumer price index decreases. The new lease may be renewed at the Association's option for two additional 10-year periods. Under both the old lease and the new lease, the Association pays all taxes, insurance and maintenance costs.

        Mr. Humphrey, Jr. is the father-in-law of Harold A. Buchler, Jr., a partner in the law firm of Buchler & Buchler. During 1997, Buchler & Buchler received an annual retainer of $12,000 from the Association, and approximately $8,700 in connection with real estate loan closings. Most of the closing fees were paid by the borrowers rather than the Association.

        Management believes  that  the  above transactions were on terms at
least  as  favorable  to  the  Association  as   could   be  obtained  from
unaffiliated third parties.

Indebtedness of Management

        The Association, in the ordinary course of business, makes available to its directors, officers and employees mortgage loans on their primary residences and other types of loans. Such loans are made on the same terms as comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. At December 31, 1997, the Association's outstanding loans to directors and executive officers of the Association, or members of their immediate families, totaled approximately $27,000.



                                PROPOSAL TWO:
                    RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors of the Company has appointed LaPorte, Sehrt, Romig & Hand, independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending December 31, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. LaPorte, Sehrt, Romig and Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The  Board  of  Directors  recommends  that   you  vote  for  the
ratification of the appointment of LaPorte, Sehrt, Romig and Hand as independent auditors for the fiscal year ending December 31, 1999.


                              STOCKHOLDER PROPOSALS

        Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2000, must be received at the principal executive offices of the Company, #1 Westbank Expressway, New Orleans, Louisiana 70114, Attention: Hugh E.
Humphrey,  III,  Secretary,  no  later  than  January 20, 2000.   If  such
proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

        Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in Article 9.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting.



                               ANNUAL REPORTS

        A copy of the Company's Annual Report  to Stockholders for the year
ended  December  31,  1998 accompanies this Proxy Statement.   Such  annual
report is not part of the proxy solicitation materials.

        UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO HUGH E. HUMPHREY, III, SECRETARY, ALGIERS BANCORP, INC., # 1 WESTBANK EXPRESSWAY, NEW ORLEANS, LOUISIANA 70114. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                              OTHER MATTERS

        Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

  YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     Order of the Board of Directors


                                     /S/ Hugh E. Humphrey, Jr.
                                     -------------------------
                                     Hugh E. Humphrey, Jr.,
                                     Chairman of the Board,
                                     President and Chief Executive Officer

New Orleans, Louisiana
June 17, 1999



                              [FRONT]


                       ALGIERS BANCORP, INC.
                          REVOCABLE PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF ALGIERS BANCORP, INC.

   The undersigned hereby appoints the Board of Directors of Algiers Bancorp, Inc. (the "Company"), or any successors thereto, as proxies, with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on June 10, 1999 at the Annual Meeting of Stockholders to be held on July 15, 1999, or any adjournment thereof.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
           THE NOMINEE LISTED BELOW AND FOR PROPOSAL 2:

1.    Election of Director

      [    ]  FOR Hugh E. Humphrey, III           [    ]   WITHHOLD AUTHORITY
              to vote for Hugh E. Humphrey, III


2. Ratify appointment of LaPorte, Sehre, Romig and Hand as the Company's independent public accountants for 1999.

      [    ]   FOR          [    ]   AGAINST          [    ]   ABSTAIN


3. In their discretion, to transaction such other business as may properly come before the meeting and any adjournments thereof.


                          (PLEASE SEE REVERSE SIDE)



                             [REVERSE SIDE]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEE NAMED ABOVE AND FOR PROPOSAL 2. THE PROXY HOLDERS NAMED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



                                  Date:      ____________________,1999



                                  ---------------------------------------------
                                            Signature of Shareholder


                                  ---------------------------------------------
                                     Additional Signature, if held jointly

                                  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                                  SHOULD SIGN.  WHEN SIGNING AS ATTORNEY,
                                  EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.